SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant To Section 13 OR 15(d)
                  of the Securities Exchange Act of 1934

                      Commission File Number 0-15454



    Date of Report (Date of earliest event reported):September 14, 1995

                    TANGRAM ENTERPRISE SOLUTIONS, INC.
          (Exact name of registrant as specified in its charter)

      Pennsylvania                              23-2214726
(State or other jurisdiction of     (IRS Employer Identification No.)
 incorporation or organization)


                   5511 Capital Center Drive, Suite 400
                            Raleigh, NC  27606
                 (Address of principal executive offices)

                              (919) 851-6000
           (Registrant's telephone number, including area code)

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Item 4.   Change in Registrant's Certifying Accountant

     On September 14, 1995, the Audit Committee of the Board of Directors of Tangram Enterprise Solutions, Inc., approved the termination of the prior accountants, KPMG Peat Marwick, and appointed Ernst and Young LLP as the Company's new independent public accountants, commencing with the Registrant's current fiscal year ending December 31, 1995.

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                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Tangram Enterprise Solutions, Inc.
                                            (Registrant)


Date  September 20, 1995          /s/Nancy M Dunn
                                 Nancy M. Dunn
                                 Vice President of Finance and
                                 Chief Financial Officer